PROSPECTUS

                     W.P. STEWART & CO. GROWTH FUND, INC.


                               ----------------

                              Investment Adviser

                           W.P. STEWART & CO., INC.
                              527 MADISON AVENUE
                           NEW YORK, NEW YORK 10022

                               ----------------

  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a non-diversified mutual fund. The Fund's principal investment objective is capital gains. The Fund invests primarily in common stocks listed on the New York Stock Exchange, Inc. THE FUND MAY BORROW MONEY; THIS WILL CREATE AN OPPORTUNITY FOR INCREASED NET INCOME BUT ALSO WILL INVOLVE SPECIAL RISKS. INVESTORS SHOULD THINK CAREFULLY ABOUT THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. SEE "INVESTMENT OBJECTIVES, METHODS AND POLICIES--BORROWING" AND "RISK CONSIDERATIONS." There can be no certainty that the Fund will achieve its investment objectives.

  This Prospectus sets forth concisely the information about the Fund that you ought to know before investing. This Prospectus should be kept for further reference.

  Additional information about the Fund, including a Statement of Additional Information dated May 29, 1997, has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free of charge upon request in writing or by telephoning the Fund. Contact information for the Fund is on page 18 of this Prospectus. The Statement of Additional Information has been incorporated by reference into this Prospectus.

                               ----------------

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS  THE  COMMISSION  PASSED  UPON  THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE
        CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

                                 May 29, 1997

                                    NOTICE

  THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SHARES OF W.P. STEWART & CO. GROWTH FUND, INC. (THE "FUND") IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND WHICH ARE INCONSISTENT WITH THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION. YOU SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

  YOU SHOULD NOT CONSIDER THE CONTENTS OF THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S REGISTRATION STATEMENT AS LEGAL, TAX OR FINANCIAL ADVICE.

                               TABLE OF CONTENTS

NOTICE......................................................................   2
SUMMARY.....................................................................   4
FEE TABLE...................................................................   6
THE FUND....................................................................   8
INVESTMENT OBJECTIVES, METHODS AND POLICIES.................................   8
  Investment Objectives and Methods.........................................   8
  Fundamental Investment Policies...........................................   9
  Other Investment Policies.................................................  10
  Brokerage and Custody.....................................................  10
RISK CONSIDERATIONS.........................................................  11
MANAGEMENT..................................................................  12
  The Board of Directors....................................................  12
  The Investment Adviser....................................................  12
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................................  13
FEES AND EXPENSES...........................................................  14
NET ASSET VALUE CALCULATION.................................................  14
  Net Asset Value...........................................................  14
PURCHASE OF SHARES..........................................................  15
REDEMPTIONS AND DISTRIBUTIONS...............................................  15
  Redemptions...............................................................  15
  Dividends and Distributions...............................................  16
TAXATION....................................................................  16
ADDITIONAL INFORMATION......................................................  17
  Accountants and Legal Counsel.............................................  17
  Transfer Agent and Dividend Paying Agent..................................  17
  Reports to Shareholders...................................................  17
  Capital Stock.............................................................  17
  Available Documents.......................................................  18
  Inquiries.................................................................  18

                                    SUMMARY

  The information set out below should be read in conjunction with the full text of this Prospectus.

The Fund....................  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund")
                              is a non-diversified mutual fund registered under the Investment Company Act of 1940, which was incorporated under the laws of the State of Maryland in September 1993. The Fund commenced operations on February 28, 1994. See "The Fund."

Investment Objectives,
 Methods and Policies.......  The Fund's principal investment objective is capital gains. The Fund invests primarily in common stocks listed on the New York Stock Exchange, Inc. The Fund's investment adviser uses an appraisal method to select investment opportunities. See "Investment Objectives, Methods and Policies."

Investment Adviser..........  W.P. Stewart & Co., Inc. (the "Adviser"), based in New York City, is a registered investment adviser and broker-dealer which provides investment advice with respect to more than $6.5 billion in assets. See "Management--The Investment Adviser."

Risk Factors................  General. There can be no certainty that the Fund will achieve its investment objective. Because the Fund invests a relatively high percentage of its assets in common stocks, the Fund does not necessarily represent a complete investment program and the price of the Fund's shares may be more volatile than a fund investing in equity securities and non-equity securities such as fixed income securities. See "Risk Considerations" on page 11.

                              Borrowing. The Fund may borrow money for investment purposes up to 33 1/3% of the Fund's total assets. The Fund will borrow only when the Adviser believes borrowing will benefit the Fund after taking account of the risks relating to borrowing. As a result of the use of borrowing, the Fund's net asset value and yield are expected to be more volatile than would be the case if borrowing were not used. The Fund expects it will borrow only from banks. If the income derived from borrowing is more than the interest and other expenses the Fund pays in connection with such borrowing, the Fund's net income will be greater than if borrowing were not used. On the other hand, if the income obtained is not sufficient to cover the cost of the borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount of money distributed to stockholders will be reduced.

                              Non-Diversified Status. As a non-diversified investment company, as defined in the Investment Company Act of 1940, the Fund may invest more than 5% of the value of its assets in the securities of any single issuer, subject to the diversification requirements of subchapter M of the Internal Revenue Code of 1986, as amended. Because the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more affected by any single economic, political or regulatory occurrence than a diversified fund.

Purchase of Shares..........  Shares of the Fund, par value $0.001 per share
                              ("Shares"), are generally sold on every Business Day for a price equal to their net asset value. See "Net Asset Value Calculation." You will be required to commit a minimum of $50,000, although the Fund may in its discretion accept investments of a lesser amount. There are no sales charges. See "Purchase of Shares."

Redemptions and
 Distributions..............  The Fund's Shares may be redeemed on any Business
                              Day. See "Net Asset Value Calculation." A redemption fee equal to 0.5% of the gross redemption proceeds will be charged by the Fund; this charge is an allowance for actual transaction costs and other expenses of processing the redemption. The Fund intends to pay out to shareholders at least annually substantially all of its net ordinary income and net capital gains. Dividends and/or capital gains distributions paid by the Fund will be automatically reinvested in Shares, unless you tell us otherwise. See "Redemptions and Distributions--Dividends and Distributions."

Fees and Expenses...........  The Adviser receives quarterly advisory fees payable after the end of each quarter at an annual rate equal to 1.5% of the net asset value of the Fund. The Fund pays all costs and expenses directly related to the Fund's investment program including: (a) expenses of portfolio transactions such as brokerage commissions, custodial fees, interest on borrowings and withholding and transfer taxes and (b) professional fees of auditors and attorneys and government fees. The Fund's Adviser has borne the Fund's organizational expenses. See "Fee Table" and "Fees and Expenses."

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)...............................................................  None
  Maximum Deferred Sales Load...........................................  None
  Maximum Sales Load Imposed on Reinvested Dividends....................  None
  Redemption Fee (as a percentage of the amount redeemed, if applica-
   ble).................................................................  0.50%
  Exchange Fee..........................................................  None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET AS-
 SETS)
  Management Fees/1/ (After Waiver).....................................  1.34%
  12b-1 Fees............................................................  None
  Other Expenses (total)................................................  1.16%
                                                                          ----
    Legal, Audit and Insurance..................................... 0.00%
    Custodial, Shareholder Servicing,
     Miscellaneous................................................. 1.16%
  Total Fund Operating Expenses.........................................  2.50%
                                                                          ====

--------
/1The/management fee payable to the Adviser is significantly higher than the advisory fees paid by most mutual funds.

EXAMPLE

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   You would pay the following expenses on a
   $1,000 investment, assuming (1) a 5%
   annual return and (2) redemption at the
   end of each time period:                    $32     $87    $144     $300
   You would pay the following expenses on
   the same investment, assuming no
   redemption:                                 $26     $81    $138     $294

  The information included in the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. "Other Expenses" are based on estimated amounts for the current fiscal year. "Other Expenses" do not include the organizational expenses and initial registration expenses of the Fund and its Shares which the Adviser has paid. For further information see "Fees and Expenses."

  This example should not be considered a representation of past or future expenses, and actual expenses may be more or less than those shown. The annual return assumed for the purpose of this example should not be considered a representation of actual or expected returns.

  Before giving effect to the management fee waiver, total Fund operating expenses would have been 3.03% of 1996 average net assets. Due to the expiration of the minimum fee waiver for custodial and shareholder servicing expenses, the expense information has been restated to reflect current fees.

                        CONDENSED FINANCIAL INFORMATION

  Financial and performance information relating to the year ended December 31, 1996 as well as the Fund's first fiscal year (February 28, 1994 through December 31, 1994) is incorporated into this Prospectus from the Fund's Annual Report to Shareholders for the period ended December 31, 1996. The Fund's Annual Report to Shareholders can be obtained free of charge upon request in writing or by telephoning the Fund. Contact information for the Fund is on page 18 of this Prospectus.

  When the Fund advertises its performance, the calculations are made in the same manner as in the Fund's financial statements included in the Fund's Annual Report to Shareholders.

  The average commission rate paid by the Fund for securities brokerage, since the beginning of the Fund's operations (February 28, 1994) through December 31, 1996, has been ten cents per share.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Management's Discussion of the Fund's performance during its fiscal year ended December 31, 1996 is incorporated into this Prospectus from the Fund's Annual Report to Shareholders, for the year ended December 31, 1996. The Fund's Annual Report to Shareholders can be obtained free of charge upon request in writing or by telephoning the Fund. Contact information for the Fund is on page 18 of this Prospectus.

                                   THE FUND

  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a corporation which was formed under Maryland law on September 23, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, non-diversified, management investment company, commonly known as a mutual fund. W.P. Stewart & Co., Inc., a registered investment adviser and broker-dealer (the "Adviser"), is the Fund's investment adviser. Shares of the Fund, par value $0.001 per share ("Shares"), are available for purchase by eligible investors. There are no sales charges.

                  INVESTMENT OBJECTIVES, METHODS AND POLICIES

INVESTMENT OBJECTIVES AND METHODS

  The Fund's principal investment objective is to earn capital gains for shareholders. The Fund invests primarily in common stocks listed on the New York Stock Exchange, Inc. The Fund also expects to invest, from time to time, in securities listed on other United States stock exchanges, including the American, Pacific and Midwest Stock Exchanges, and in securities traded through The NASDAQ Stock Market Inc. ("NASDAQ"). The Fund permits investors to participate in a professionally-managed portfolio consisting primarily of shares in a number of companies considered by the Adviser to be high-quality, growing, principally United States-based companies.

  The Adviser employs an appraisal method which attempts to measure each prospective company's quality and growth rate by numerous criteria. These results are compared to the general stock and bond markets to determine the relative attraction of each company at a given moment. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same group, but also against a broad spectrum of investments.

  No method of fundamental or technical analysis, including that employed by the Adviser, has been proven to provide any risk adjusted excess rate of return on an ongoing basis.

  Money Market Instruments: For temporary defensive purposes or in order to earn a return on available cash balances pending investment or reinvestment, the Fund may invest its assets in interest-bearing accounts maintained with financial institutions, in short-term debt securities of United States companies or in debt securities of the United States government or its agencies or instrumentalities, as well as in other money market instruments. Such money market instruments include, among others, negotiable or non-negotiable short-term deposits with United States banks, high quality commercial paper and repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Adviser. Short-term debt securities and commercial paper generally are of high quality. Repurchase agreements will be fully collateralized at all times.

  Foreign Investments: The Fund may also invest in stocks issued by non-US companies. Such investments will normally be made through the purchase of American Depositary Receipts ("ADRs") which represent investments in shares of non-US companies but are denominated in US dollars and usually are listed on a US stock exchange or traded on NASDAQ. Investments in non-US stocks, whether directly or through ADRs, involve more and different risks than investments in US stocks. When the underlying investments represented by ADRs are denominated in foreign currencies or the Fund receives dividends which are declared in foreign currencies, the value of the ADRs and the amount of dividends received as measured in US dollars will be affected favorably or unfavorably by movements in currency exchange rates. Dividends declared on the underlying investment represented by ADRs generally will be subject to withholding taxes at the source.

  Borrowing: The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets for investment purposes. The Fund also is authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary or emergency purposes (such as clearance of portfolio transactions, the payment of dividends and Share redemptions). The Fund will use borrowing only when the Adviser believes it will benefit the Fund after taking related risks into consideration.

  As a result of the use of borrowing, the net asset value of the Fund and the yield on the Fund's portfolio likely will be more volatile than would be the case if borrowing were not used. Borrowing also creates interest expenses for the Fund, which will reduce the net income from the Fund's portfolio securities. If income from securities purchased with borrowed funds exceeds the interest and other expenses the Fund pays in connection with such borrowing, the Fund's net income will be greater than if borrowing were not used. On the other hand, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of the borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount to be distributed to stockholders will be reduced. The Fund expects that its borrowing will be only in the form of bank borrowings. The requirement that the Fund segregate a specified amount of liquid high grade debt securities or cash with its custodian in connection with the use of certain types of borrowing could have an adverse effect on the income earned and dividends paid by the Fund.

  The Fund's principal investment objective may be changed only with the approval of shareholders holding a majority of the total number of outstanding shares. As defined in the Act, this means the lesser of (a) 67% or more of the Shares of the Fund at a meeting where more than 50% of the outstanding Shares is present in person or by proxy or (b) more than 50% of the outstanding Shares of the Fund.

FUNDAMENTAL INVESTMENT POLICIES

  The Fund has adopted certain fundamental policies which cannot be changed without approval by holders of a majority of its outstanding Shares.

  The Fund's fundamental investment policies include the following. The Fund will not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of its portfolio securities. The Fund will not invest more than 5% of the value of its total assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days). The Fund will not make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with the Fund's investment objectives and policies, (2) the lending of portfolio securities and (3) entering into repurchase agreements. A complete list of the Fund's fundamental investment policies is contained in the Statement of Additional Information, which is incorporated herein by reference.

  If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation of the foregoing restrictions. Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, such maximum percentage limitation be determined after giving effect to the acquisition of such security or property.

OTHER INVESTMENT POLICIES

  The Fund expects to qualify for the special tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended. One of the requirements of such Code is that at least 50% of the value of the Fund's total assets be represented by (a) cash, government securities and securities of other regulated investment companies and (b) other securities limited in respect of any issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than government securities or securities of other regulated investment companies). Investment policies which are not fundamental may be changed without a vote of the shareholders of the Fund.

BROKERAGE AND CUSTODY

  Brokerage Arrangements: The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions when not effected by the Adviser acting as broker. Portfolio securities transactions will normally be effected through brokers (including the Adviser) on securities exchanges or directly with the issuer or an underwriter or market maker for the securities. Brokerage transactions not executed by the Adviser will be executed by other brokers and dealers selected by the Adviser. Subject to seeking best execution, the Adviser also may consider referrals of potential investors in the Fund as a factor in the selection of brokers. Purchases and sales of portfolio securities through brokers involve a commission to the broker. Purchases and sales of portfolio securities with dealers serving as market makers include the difference between the bid and the asked prices. In placing portfolio transactions, the Adviser will seek to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities.

  As broker, the Adviser will charge the Fund commissions not exceeding the rates charged to its institutional customers for similar trades at the time of execution. The Adviser will conduct any brokerage services it performs for the Fund in accordance with all legal requirements.

  The Fund's rate of portfolio turnover for the calendar year ended December 31, 1996 was 76.0%.

  Custody: The Fund's securities and other assets will normally be held in the custody of State Street Bank and Trust Company ("State Street"), which has its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. Some of the Fund's securities and other assets may also be held in the custody of other qualified financial institutions. State Street will also act as the Fund's shareholder servicing agent and provide certain administrative services. These services include acting as transfer agent for the Fund's Shares, communicating with the Fund's shareholders and maintaining certain of the Fund's books and records.

                              RISK CONSIDERATIONS

  General: There can be no assurance that the Fund will achieve its investment objective. There can be no assurance that the Adviser's assessment of the short-term or long-term prospects of investments will prove accurate.

  The Fund invests primarily in equities, and the Fund may invest in a relatively small number of companies. Therefore, an investment in the Fund does not represent a balanced investment strategy in and of itself.

  Potential Conflicts of Interest: The Investment Advisory Services Agreement requires that the Adviser act in a manner that it considers fair, reasonable and equitable in allocating investment opportunities to the Fund, but does not otherwise impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunities to the Fund or any restrictions on the nature or timing of investments for the account of the Fund and for the Adviser's own account or for other accounts which the Adviser may manage. The Adviser is not obligated to devote any specific amount of time to the affairs of the Fund and is not required to accord exclusivity or priority to the Fund in the event of limited investment opportunities.

  When the Adviser determines that it would be appropriate for the Fund and one or more of its other investment accounts to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis. If the Adviser has determined to invest at the same time for more than one of the investment accounts, the Adviser may place combined orders for all such accounts simultaneously and if all such orders are not filled at the same price, it may average the prices paid. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, the Adviser may allocate the investments among the different accounts on a basis that it considers equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other investment accounts.

  The Adviser selects the brokers to be used for the Fund's transactions, and the Adviser is permitted to act as broker for the Fund. See "Investment Objectives, Methods and Policies -- Brokerage and Custody." By reason of the brokerage fees the Adviser would earn by acting as broker to the Fund, the Adviser will have an incentive to select itself as broker for the Fund.

  The Adviser is expected to be the Fund's primary broker. Currently, two of the Fund's five directors are affiliated persons of the Adviser. (See the Statement of Additional Information under the caption "Management of the Fund.") The Fund relies on the Adviser for many of its operations, and a minority of the Fund's Board of Directors is employed by and has ownership interests in the Adviser. Therefore, it is unlikely that the Adviser would be removed from its position with the Fund.

                                  MANAGEMENT

THE BOARD OF DIRECTORS

  The ultimate responsibility for the management and operation of the Fund is vested in its Board of Directors, a majority of whom are not "interested persons" (as defined in the Act) of the Adviser (the "Independent Directors").

THE INVESTMENT ADVISER

  The Fund's investments are managed by its investment adviser, W.P. Stewart & Co., Inc., a Delaware corporation incorporated in 1973, pursuant to an agreement between the Adviser and the Fund (the "Investment Advisory Services Agreement"). The Adviser is registered under the Investment Advisers Act of 1940 as an investment adviser and is registered under the Securities Exchange Act of 1934 as a broker-dealer. The Adviser has been providing investment advisory services to individuals, trusts and pension funds since 1973. Its business office is located at 527 Madison Avenue, 21st Floor, New York, New York 10022-4212, its telephone number is (212) 750-8585 and its facsimile number is (212) 980-8039. Charles Graydon Rogers, Robert Lawrence Schwartz and William Peirce Stewart may be deemed controlling persons of the Adviser.

  Pursuant to the Investment Advisory Services Agreement, the Adviser is responsible for the management of the Fund's business affairs, including providing investment research and analysis of investment opportunities and the management of the Fund's trading and investment transactions, subject to the investment policies and restrictions described in this Prospectus and the supervision of the Board of Directors.

  The arrangements with the Adviser require that all investment decisions be made by committee, and no one person is primarily responsible for making recommendations to such committee. The Fund's investments are similar to the investments made by the Adviser for its managed accounts. Although each account managed by the Adviser has individual objectives and a unique portfolio, the Fund's investments generally approximate investments made by the Adviser's managed accounts.

  The Investment Advisory Services Agreement will remain in effect from year to year so long as its renewal is specifically approved at least annually by the vote of a majority of the Independent Directors. The Investment Advisory Services Agreement will terminate automatically in the event of its assignment (as defined in the Act) and may be terminated without penalty on sixty days' notice at the option of either the Fund or the Adviser. See "Fees and Expenses" for a description of the Adviser's compensation.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Management's Discussion of the Fund's performance during the fiscal year ended December 31, 1996 is incorporated into this Prospectus from the Fund's Annual Report to Shareholders, for the year ended December 31, 1996. The Fund's Annual Report to Shareholders can be obtained free of charge upon request in writing or by telephoning the Fund. Contact information for the Fund is on page 18 of this Prospectus.

                     W.P. Stewart & Co. Growth Fund, Inc.

               Comparison of a Hypothetical $100,000 Investment
                 W.P. Stewart & Co. Growth Fund vs. S&P 500*

                                   [GRAPH]

           Growth Fund         Growth Fund, Net            S&P 500

 2/28/94     100,000               100,000                 100,000

12/31/94     101,060               100,550                 101,396

12/31/95     129,080               128,440                 138,601

12/31/96     168,630               167,790                 170,480



  TOTAL INVESTMENT RETURN* FEBRUARY                             AVERAGE ANNUAL TOTAL RETURNS**
    28, 1994 - DECEMBER 31, 1996

                                                      FOR THE YEAR ENDED             FROM FEBRUARY 28, 1994
W.P. Stewart & Co. Growth Fund          68.63%         DECEMBER 31, 1996               TO DECEMBER 31, 1996
W.P. Stewart & Co. Growth Fund, Net     67.79%       ------------------             ----------------------
S&P 500                                 70.48%              30.14%                           19.89%


 *Total investment return is calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The W.P. Stewart & Co. Growth Fund, Net, reflects the effect of a redemption fee on the total return. S&P 500 return assumes no transaction costs.
**Annual total return is calculated assuming a purchase of Shares at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and payment of the redemption fee. Past performance results shown in the table should not be considered a representation of future performance.

                               FEES AND EXPENSES

  The Adviser receives quarterly advisory fees payable at the end of each quarter at an annual rate equal to 1.5% of the net asset value of the Fund, as determined on the last day of such quarter (after giving effect to subscriptions and redemptions effective on such date).

  In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions made and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Fund also pays the fees and expenses of any accountants or attorneys engaged on behalf of the Fund, the costs of holding any meetings of shareholders of the Fund and such other types of expenses as may be approved from time to time by the Board of Directors, other than those required to be borne by the Adviser. If any such expenses are incurred jointly for the Fund's account together with the Adviser's own account or the account of any other persons in addition to the Fund, the Adviser will allocate the total expense among the Fund and such other persons and will determine the portion reimbursable by the Fund in a fair and reasonable manner. Except for such expenses, the Adviser pays all of its own operating and overhead costs and those of the Fund, including costs incurred by the Adviser to provide office space to the Fund or which it may incur in the course of providing bookkeeping and other services to the Fund, and costs arising in connection with the solicitation of subscriptions for Shares.

  State Street will receive approximate minimum annual fees as follows:

                      --For custodian services: $36,000
                      --For shareholder servicing agent: $30,000 and --For administrator: $65,000.

  The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its Shares.

                          NET ASSET VALUE CALCULATION

NET ASSET VALUE

  The net asset value per Share is determined by or at the direction of the Board of Directors as of 4 p.m. New York City time of each Business Day on which a purchase or redemption of Shares occurs. "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

  In general, the Fund values its securities as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or included in NASDAQ or any comparable foreign over-the-counter quotation system providing last sale data, or if no sales of such securities are reported on such date, and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In special circumstances in which the Adviser determines that market prices or quotations do not fairly represent the value of particular assets, the Adviser is authorized to assign a value to such assets which differs from the market prices or quotations. The values of assets which are not publicly traded will be recorded at their fair values as determined by the Adviser. In these circumstances, the Adviser will attempt to use consistent and fair valuation criteria and may (but is not required to) obtain independent appraisals at the expense of the Fund.

  All debts and liabilities, including any contingencies for which reserves are determined to be required, are deducted from the total value of the Fund's assets.

  You should be aware that situations involving uncertainties as to the value of the Fund's assets could have a negative effect on the Fund's net assets if the Adviser's judgments regarding appropriate valuations should prove to be wrong. Unless there is bad faith or an obvious mistake, the Adviser's net asset value determinations are binding on all shareholders. The Board of Directors is responsible for the determination of net asset value, whether performed directly by the Board or delegated to the Adviser.

                              PURCHASE OF SHARES

  You may purchase Shares each Business Day. You are required to commit a minimum of $50,000, although the Fund may in its discretion accept subscriptions for a lesser amount. You may subscribe for Shares by completing and returning the attached Subscription Application and by following the instructions set forth in the Subscription Application. The Fund can reject any subscription. All accepted subscriptions from new investors will be made at the net asset value of the Fund's Shares computed immediately following receipt of payment, the Subscriber Information Form and the Subscription Agreement (the "Subscription Documents"). Your payment cannot be accepted until the Subscription Documents have been received. If you are already a Fund shareholder, you need not submit Subscription Documents when purchasing additional Shares.

  The Shares are offered directly by the Fund, and no selling commissions or other fees are payable by the Fund out of the proceeds from the sale of Shares.

  The Fund generally does not issue certificates for Shares. The Fund instead credits your account with the number of Shares purchased. You should check promptly the confirmation advice that is mailed after each purchase (or redemption) in order to insure that the purchase (or redemption) of Shares reported has been recorded accurately in your account. Statements of account will be mailed quarterly, showing transactions during the quarter.

                         REDEMPTIONS AND DISTRIBUTIONS

REDEMPTIONS

  You may redeem Shares on each Business Day. You will be charged a redemption fee equal to 0.5% of the gross redemption proceeds, representing an allowance for actual transaction costs and other expenses of processing the redemption. If certificates have been issued for the Shares being redeemed, your redemption request must be accompanied by such certificates endorsed for transfer (or accompanied by an endorsed stock power). The Fund can refuse any requests for redemption by telephone or facsimile if it thinks any such request may not be properly authorized. The Fund will not honor redemption requests that are not in proper form.

  The redemption price will be the net asset value of the Shares computed immediately following the redemption request received in proper form by the Fund, less a 0.5% redemption fee. The settlement of redemptions, including any possible delays, is described below.

  The Fund reserves the right to require the redemption of your remaining Shares if the net asset value of such Shares is reduced to less than $10,000 due to redemptions made by you. Should the Directors elect to exercise such right, you will receive prior written notice and you will be permitted at least 10 calendar days to purchase additional Shares to increase your investment to at least the minimum to avoid automatic redemption at the net asset value as of the close of business on the proposed redemption date.

  You will receive payment of the redemption price within seven days after receipt of the redemption request in good order, but the Fund may suspend the right of redemption or postpone payment during any period when (a) trading on the New York Stock Exchange, Inc. is restricted or such exchange is closed, other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, within the meaning of the Act, exists, making sale of portfolio securities or determination of the value of the Fund's net assets not reasonably practicable.

  You will receive notice of any suspension if you have submitted a redemption request and you have not received your redemption payment. If you do not withdraw your redemption request after notification of a suspension, the redemption will be made as of the day on which the suspension is lifted, on the basis of the net asset valuation on that day.

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to pay annually a dividend representing its entire net investment income and to distribute all its realized net capital gains. Dividends and/or any capital gain distributions paid by the Fund on its Shares will be reinvested automatically in whole or fractional Shares of the Fund at net asset value as of the payment date unless you make a written request to the Fund for payment in cash at least five days in advance of the payment date.

  Checks issued upon your request for payment of dividends and capital gain distributions in cash will be forwarded to you by first class mail.

                                   TAXATION

  The Fund expects to qualify for the special tax treatment relating to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies, the Fund will pay no United States Federal income tax on net income and net capital gains timely distributed to shareholders of the Fund. The Fund also intends to take all actions necessary to avoid the imposition of any excise taxes on the Fund.

  For Federal income tax purposes, distributions from net ordinary income or net short-term capital gains will be treated by you as ordinary income and distributions from net long-term capital gains will be treated by you as long-term capital gains, regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund. The Fund will inform you each year of the amount and nature of any income or gain distributed to you. Your tax liabilities for such distributions will depend on your particular tax situation.

  Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation which is not engaged in a trade or business in the United States generally will be subject to Federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the United States is a party. However, gains from the sale by such shareholders of Shares of the Fund and distributions to such shareholders from long-term capital gains generally will not be subject to Federal withholding tax.

  If you are considering a redemption of Shares which would not be a complete redemption of your interest in the Fund, you should consult your own tax advisor.

  The foregoing is a summary of some of the important Federal tax rules and considerations affecting the Fund and its shareholders and is not a complete analysis of all relevant tax rules and considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Shares. You are urged to consult your own tax advisor.

                            ADDITIONAL INFORMATION

ACCOUNTANTS AND LEGAL COUNSEL

  The Fund has designated Lopez Edwards Frank & Co., LLP of New York City as the independent auditors of the Fund.

  McDermott, Will & Emery of New York City has acted as legal counsel to the Adviser and the Fund in connection with the operation of the Fund, including the preparation of this Prospectus and the Statement of Additional Information and amendments thereto. The Directors of the Fund are represented by separate counsel at the expense of the Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

  State Street Bank and Trust Company, which has its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's shareholder servicing agent and is responsible for recording of Share transactions and disbursing payments of dividends and distributions to shareholders.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on December 31. The Fund will furnish to its shareholders as soon as practicable after the end of each taxable year such information as is necessary for such shareholders to complete Federal income tax or information returns, along with any other tax information required by law. The Fund will furnish to its shareholders annual reports containing financial statements examined by the Fund's independent auditors as soon as practicable (but no later than 60 days) after the end of the fiscal year of the Fund.

CAPITAL STOCK

  The authorized capital stock of the Fund consists of 100,000,000 Shares, all of one class and of $0.001 par value per Share, and all having equal voting, redemption, dividend and liquidation rights. Shares are fully paid and non-assessable when issued and are redeemable and subject to redemption under certain conditions described in this Prospectus. Shares have no preemptive, conversion or cumulative voting rights.

  Pursuant to the By-Laws of the Fund adopted under the provisions of the laws of Maryland, the Fund's jurisdiction of incorporation, the Fund will not generally hold annual meetings of Fund shareholders. Shareholder meetings, however, will be held when required by the Act or Maryland laws, or when called by the Board of Directors, the President or shareholders owning at least 10% of outstanding Shares. The cost of any such notice and meeting will be borne by the Fund.

AVAILABLE DOCUMENTS

  At your request, the Fund will provide you, at the Fund's expense, copies of the following documents:

    (1) the Fund's current Statement of Additional Information;

    (2) the Fund's Registration Statement on Form N-1A and any amendments thereto;

    (3) the Articles of Incorporation of the Fund and any amendments thereto;
  and

    (4) the Fund's latest annual report and any subsequent semi-annual report.

Certain other Fund documents and records, including a current list of shareholders, their addresses and their respective Share holdings are available for inspection and copying by shareholders at the office of the Fund during normal business hours.

INQUIRIES

  Inquiries concerning the Fund and its Shares (including information concerning subscription and redemption procedures) should be directed to:

                             W.P. Stewart & Co., Inc.
                             527 Madison Avenue
                             New York, New York 10022
                             Telephone: 212-750-8585
                             Facsimile: 212-308-0626

                                   * * * * *

  This Prospectus is not a complete description of the Fund's Statement of Additional Information and Registration Statement on Form N-1A, copies of which are available from the Fund upon your request. You are encouraged to consult appropriate legal and tax counsel.

SUBSCRIPTION APPLICATION

                     W.P. STEWART & CO. GROWTH FUND, INC.

                           Subscription Instructions

BASIC SUBSCRIPTION DOCUMENTS

  You may subscribe for shares of the common stock, par value $0.001 per share ("Shares"), of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") only by completing, signing and delivering the following basic subscription documents:

    (a) Subscriber Information Form: Complete all requested information, date and sign.

    (b) Subscription Agreement: Date and sign two copies on page S-8. The Subscription Agreement may be completed by a duly authorized officer or agent on behalf of a Subscriber.

    (c) Evidence of Authorization: Subscribers which are corporations should submit certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the basic subscription documents. Partnerships should submit an extract of the partnership agreement identifying the general partners. Trusts should submit a copy of the trust agreement or relevant portions thereof showing appointment and authority of trustee(s). Employee benefit plans (including Individual Retirement Arrangements) should submit a certificate of the trustee or an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the basic subscription documents. (Entities may be requested to furnish other or additional documentation evidencing the authority to invest in the Fund.)

DELIVERY INSTRUCTIONS

  Basic subscription documents should be delivered or mailed to the Fund at the following address:

    W.P. Stewart & Co., Inc.
    527 Madison Avenue
    New York, New York 10022

  All basic subscription documents will be returned to the Subscriber if this subscription is not accepted.

SUBSCRIPTION PAYMENTS

  Payments for the amount subscribed (not less than $50,000 unless otherwise agreed in advance by the Fund) must be made by wire transfer as follows:

           Receiving Bank    State Street Bank and Trust Company
             Information:    225 Franklin Street
                             Boston, Massachusetts 02110
                 ABA No.:    011000028

          For Account of:    BNF=AC-65590622
                             Mutual Funds F/B/O W.P. Stewart

       For Subaccount of:    OBI=Growth Fund
                             Shareholder Name/Account Number


ACCEPTANCE OF SUBSCRIPTIONS

  The acceptance of subscriptions is within the absolute discretion of the Fund, which may require additional information prior to making a determination. The Fund will seek to notify the Subscriber of its acceptance or rejection of the subscription prior to the date of the proposed investment. If the subscription is rejected, the Fund will promptly refund (without interest) to the Subscriber any subscription payments received by the Fund.

ADDITIONAL INFORMATION

  For additional information concerning subscriptions, prospective investors should contact W.P. Stewart & Co., Inc. at 212-750-8585.

                     W.P. STEWART & CO. GROWTH FUND, INC.

                          Subscriber Information Form

  Each Subscriber for shares of the common stock, par value $0.001 per share ("Shares"), of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is requested to furnish the following information (please print or type):

1.IDENTITY OF SUBSCRIBER

 Name: _______________________________________________________________________

 *Mailing
 Address: ____________________________________________________________________

          (   )
 Telephone: __________________________________________________________________

          (   )
 Telecopier: _________________________________________________________________

* Please indicate above the address to which Fund communications and notices should be sent. If the Subscriber is a natural person, please also furnish below the Subscriber's residential address if different from the address indicated above:

 Residential
 Address: ____________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________

2.AMOUNT OF SUBSCRIPTION

 $

3.REMITTING BANK OR FINANCIAL INSTITUTION

   All subscriptions are payable in full by wire transfer to the account of the Fund for value on or before the business day prior to the proposed date of subscription. Please identify the bank or other financial institution from which the Subscriber's funds will be wired.

 Name of financial
 institution: ________________________________________________________________

 Address: ____________________________________________________________________
     ______________________________________________________________________

 Account
 Representative: _____________________________________________________________

          (   )
 Telephone: __________________________________________________________________

4.SUPPLEMENTAL DATA FOR ENTITIES

   If the Subscriber is not a natural person, furnish the following supplemental data (natural persons may skip to Question 5):

 (a) Legal form of entity: ___________________________________________________

 (b) Jurisdiction of organization: ___________________________________________

5. TAX INFORMATION
-------------------------------------------------------------------------------
                        PART 1-PLEASE PROVIDE YOUR TIN   Social Security
                        IN THE BOX AT RIGHT AND CER-     Number OR Employer
                        TIFY BY SIGNING AND DATING BE-   Identification
                        LOW.                             Number

      SUBSTITUTE

       Form W-9


   Department of the
   Treasury Internal
    Revenue Service

                       --------------------------------------------------------
                        PART 2-CERTIFICATES--Under penalties of perjury, I certify that:

  Payer's Request for   (1) The number shown on this form is my correct Tax-
       Taxpayer         payer Identification Number (or I am waiting for a
Identification ("TIN")  number to be issued for me) and
                        (2) I am not subject to backup withholding either be-cause: (a) I am exempt from backup withholding, or
                        (b) I have not been notified by the Internal Revenue
                        Service (the "IRS") that I am subject to backup with-holding as a result of a failure to report all inter-est or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding be-cause of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                       --------------------------------------------------------
                        SIGNATURE ......................      PART-3

                        DATE ...........................      Awaiting
                                                              TIN  [_]
-------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature  _________________________________________ Date  __________________

Dated: ________________________, 199      _____________________________________
                                          Signature

                                          _____________________________________
                                          Name and title or
                                          representative capacity,
                                          if applicable

                     W.P. STEWART & CO. GROWTH FUND, INC.

                            Subscription Agreement

W.P. Stewart & Co. Growth Fund, Inc.
c/o W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022-4212

Gentlemen:

  The undersigned (the "Subscriber") hereby acknowledges having received the current prospectus (the "Prospectus") dated May 29, 1997 of W.P. Stewart & Co. Growth Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund").

 Subscription Commitment

  The Subscriber hereby subscribes for as many shares of the common stock of the Fund, par value $0.001 (the "Shares"), as may be purchased including fractional shares at the net asset value per Share (as set forth in the Prospectus) next computed after receipt prior to 4:00 PM of this Subscription Agreement and payment from the Subscriber for the amount set forth in the accompanying Subscriber Information Form completed and signed by the Subscriber (which shall be considered an integral part of this Subscription Agreement). This Subscription Agreement and the Subscriber Information From need be submitted only by new investors.

  The Subscriber understands that this subscription is not binding on the Fund until accepted by the Fund, and may be rejected by the Fund in its absolute discretion. If so rejected, the Fund shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Fund and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Fund this subscription shall be irrevocable by the Subscriber.

 Representations, Warranties and Covenants

  To induce the Fund to accept this subscription, the Subscriber hereby makes the following representations, warranties and covenants to the Fund:

    (a) The information set forth in the accompanying Subscriber Information Form is accurate and complete as of the date hereof, and the Subscriber will promptly notify the Fund of any change in such information. The Subscriber consents to the disclosure of any such information, and any other information furnished to the Fund, to any governmental authority, self-regulatory organization or, to the extent required by law, to any other person.

    (b) In deciding whether to invest in the Fund, the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Fund or the investment adviser of the Fund except as set forth in the Prospectus, the Fund's Statement of Additional Information or the Fund's Registration Statement on Form N-1A (it being understood that no person has been authorized by the Fund or the Fund's investment adviser to furnish any such representations or other information).

    (c) The Subscriber has the authority and legal capacity to execute, deliver and perform this Subscription Agreement and to purchase and hold Shares.

    (d) If the Subscriber is, or is acting on behalf of, an employee benefit plan (a "Plan") which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the Plan, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Fund's investment objectives, policies and methods and the decision to invest the Plan's assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan including the diversification requirements of Section 404(a)(1)(c)(3) of ERISA; (ii) the decision to invest the Plan's assets in the Fund is a prudent one and is consistent with the responsibilities imposed upon the Plan's fiduciaries with regard to their investment decisions under ERISA;
  (iii) the fiduciary or other person signing this Subscription Agreement is independent of the Fund and the investment adviser of the Fund; and (iv) this subscription and the investment contemplated hereby are in accordance with all requirements applicable to the Plan under its governing instruments and under ERISA.

 Indemnification

  The Subscriber agrees that the subscription made hereby may be accepted in reliance on the representations, warranties, agreements, covenants and confirmations set out above. The Subscriber agrees to indemnify and hold harmless the Fund and the Fund's investment adviser (including for this purpose their respective shareholders, members, directors, managers, officers and employees, and each person who controls any of them within the meaning of
Section 20 of the Securities Exchange Act of 1934, as amended) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys' fees and disbursements, which the Fund, such adviser or such persons may incur by reason of, or in connection with, any representation or warranty made herein (or in the accompanying Subscriber Information Form) not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Subscriber Information Form or in any other document provided by the Subscriber to the Fund.

 Miscellaneous

  (a) The Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber's rights or interest herein or hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Shares acquired pursuant hereto shall be made only in accordance with the provisions hereof and all applicable laws.

  (b) The Subscriber agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

  (c) All of the representations, warranties, covenants, agreements and confirmations set out above and in the Subscriber Information Form shall survive the acceptance of the subscription made herein and the issuance of any Shares.

  (d) This Subscription Agreement together with the Subscriber Information Form constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

  (e) Within ten days after receipt of a written request therefor from the Fund, the Subscriber agrees to provide such information and to execute and deliver such documents as the Fund may deem reasonably necessary to comply with any and all laws and ordinances to which the Fund is or may be subject.

 Notices

  Any notice required or permitted to be given to the Subscriber in relation to the Fund shall be sent to the address specified in Item 1 of the Subscriber Information Form accompanying this Subscription Agreement or to such other address as the Subscriber designates by written notice received by the Fund.

 Governing Law

  This Subscription Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law provisions thereof.

Dated: ________________________, 199      Very truly yours,


                                          _____________________________________
                                          Name of Subscriber


                                          _____________________________________
                                          Signature


                                          _____________________________________
                                          Name and title or representative
                                          capacity,
                                          if applicable

                                 *  *  *  *  *

  The foregoing is hereby accepted, subject to the conditions set forth herein.

Dated: ________________________, 199      W.P. Stewart & Co. Growth Fund, Inc.


                                          By: _________________________________

STATEMENT OF ADDITIONAL INFORMATION

                                --------------

                      W.P. STEWART & CO. GROWTH FUND, INC.

                                --------------

                               Investment Adviser

                            W.P. STEWART & CO., INC.
                               527 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                                --------------

  This Statement of Additional Information provides information about W.P. Stewart & Co. Growth Fund, Inc., a non-diversified mutual fund, in addition to the information contained in the Prospectus of the Fund dated May 29, 1997. Please retain this document for future reference.

  This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Fund. You may obtain a copy of the Prospectus by writing or calling the Fund. Contact information is located on page 15.

                                --------------

                                  May 29, 1997

                               TABLE OF CONTENTS

                                                STATEMENT OF  CROSS-REFERENCED
                                                 ADDITIONAL  TO CAPTIONS IN THE
                                                INFORMATION      PROSPECTUS
                                                    PAGE            PAGE
                                                ------------ ------------------
ORGANIZATION OF THE FUND.......................       3               8
INVESTMENT OBJECTIVES, POLICIES AND
 RESTRICTIONS..................................       3
  Investment Objectives and Methods............       3               8
  Fundamental Investment Policies..............       4               9
  Other Investment Policies....................       5               9
  Figures on Total Return......................       6              --
  Comparison of Portfolio Performance..........       6              --
  Portfolio Turnover...........................       6               9
MANAGEMENT OF THE FUND.........................       7              11
INVESTMENT ADVISORY AND OTHER SERVICES.........       8              11
  Potential Conflicts of Interest..............       9              10
  Duty of Care.................................      10              --
CUSTODY OF PORTFOLIO...........................      10               9
SHAREHOLDER SERVICING AGENT....................      11               9
INDEPENDENT AUDITORS...........................      11              15
DISTRIBUTION OF THE FUND'S SHARES..............      11              12
COMPUTATION OF NET ASSET VALUE.................      11              13
PURCHASE OF SHARES.............................      11              13
REDEMPTIONS....................................      12              14
TAX STATUS.....................................      12              15
ERISA CONSIDERATIONS...........................      13              --
BROKERAGE ALLOCATION...........................      14               9
FINANCIAL STATEMENTS...........................      15              15
CONTACT INFORMATION............................      15              16

                           ORGANIZATION OF THE FUND

  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a corporation which was formed under Maryland law on September 23, 1993. The Fund is a registered open-end, non-diversified, management investment company, commonly known as a mutual fund. The Fund commenced operations on February 28, 1994. W.P. Stewart & Co., Inc., a registered investment adviser (the "Adviser"), is the Fund's investment adviser. You may purchase shares of the Fund, par value $0.001 per share ("Shares"), in the manner described in the Fund's prospectus dated May 29, 1997 (the "Prospectus").

  Pursuant to the laws of Maryland, the Fund's jurisdiction of incorporation, the Board of Directors of the Fund has adopted By-Laws of the Fund that do not require annual meetings of Fund shareholders. The absence of a requirement that the Fund hold annual meetings of the Fund's shareholders reduces Fund expenses. Meetings of shareholders will be held when required by the Investment Company Act of 1940, as amended (the "Act") or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of outstanding Fund shares. The cost of any such notice and meeting will be borne by the Fund.

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND METHODS

  The Fund's principal investment objective is described in the Prospectus.

  Money Market Instruments. For temporary defensive purposes or in order to earn a return on available cash balances pending investment or reinvestment, the Fund may invest its assets in interest-bearing accounts maintained with financial institutions, in short-term debt securities of United States companies or in debt securities of the United States government or its agencies or instrumentalities, as well as in other money market instruments. Such money market instruments include, but are not limited to, negotiable or non-negotiable short-term deposits with United States banks, high quality commercial paper and repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Adviser. Short-term debt securities and commercial paper generally are of high quality.

  Repurchase Agreements. A repurchase agreement customarily requires the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed time and price, in the case of the Fund's transactions within seven days. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period of time to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. However, if the proceeds from any sale upon default in the obligation to repurchase is less than the repurchase price, the Fund would suffer a loss. Also, the Fund might incur costs and encounter delays in liquidating collateral.

  Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time demand the return of the securities loaned. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund intends to limit its securities lending activities so that no more than 5% of the value of the Fund's total assets will be represented by securities loaned. The Fund does not currently intend to lend securities.

  Foreign Investments: The Fund may invest in stocks issued by non-US companies. Such investments may be made through the purchase of American Depositary Receipts ("ADRs") or directly in such foreign securities.

  ADRs represent an investment in shares of non-US companies but are denominated in US dollars and usually are listed on a US stock exchange or traded through NASDAQ. Investments in ADRs involve certain risks that investments directly in US stocks do not. Because the underlying security represented by an ADR is normally denominated in a currency other than the US dollar, the value of the ADR as measured in US dollars will be affected favorably or unfavorably by movements in currency exchange rates. This may occur even though the price of the underlying security in the foreign currency in which the security trades directly does not vary. Dividends will normally be declared in the currency in which the underlying security is denominated. The amount of dividends received by the holder of an ADR as measured in US dollars will be affected favorably or unfavorably by movements in currency exchange rates because the dividend will normally be converted into US dollars before payment. Also, dividends declared on the underlying investment represented by an ADR generally will be subject to foreign withholding taxes.

  Investments directly in the securities of foreign companies present special risks and considerations not typically associated with investing in the United States in US securities and ADRs. In addition to the exchange rate risks and withholding tax issues described above for ADRs, investments directly in foreign securities may be subject to withholding taxes on capital gains. Other risks and considerations can include political and economic instability, different accounting and financial reporting standards, less available public information regarding companies, exchange control and capital flow regulations and different tax treatment. The securities markets on which such foreign securities trade may be less liquid and settlement delays may be experienced, resulting in losses to the Fund and periods when such assets are unavailable to pay redemptions.

  The Fund does not intend to enter into any type of transaction to hedge currency fluctuations.

FUNDAMENTAL INVESTMENT POLICIES

  The Fund has adopted certain fundamental investment policies which can be changed only with the approval of shareholders holding a majority of the total number of outstanding Shares. As defined in the Act, this means the lesser of
(a) 67% or more of the Shares of the Fund at a meeting where more than 50% of the outstanding Shares is present in person or by proxy or (b) more than 50% of the outstanding Shares of the Fund.

  The following is a complete list of the Fund's fundamental investment policies:

    (1) The Fund will not make short sales of securities, invest in warrants or put or call options (or combinations thereof) or purchase any securities on margin, except for short-term credits necessary for clearance of portfolio transactions.

    (2) The Fund will not issue senior securities;

    (3) The Fund may borrow money for investment purposes in amounts up to 33 1/3% of its total assets (including the amount borrowed) and the Fund may also borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) The Fund will not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the sale of its portfolio securities.

    (5) The Fund will not invest more than 5% of the value of its total assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

    (6) The Fund will not invest more than 5% of the value of its total assets in securities of companies which, including their predecessors, have a record of less than three years' continuous operation.

    (7) The Fund will not invest more than 25% of the value of its total assets in any one industry or group of related industries.

    (8) The Fund will not invest in real estate, real estate limited partnerships or real estate mortgage loans, although the Fund may invest in marketable securities which are secured by real estate and marketable securities of companies which invest or deal in real estate or real estate mortgage loans.

    (9) The Fund will not engage in the purchase or sale of commodities or commodity futures contracts or invest in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities issued by companies that engage in such activities.

    (10) The Fund will not make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with the Fund's investment objectives and policies, (2) the lending of portfolio securities and (3) entering into repurchase agreements.

  If a percentage restriction is satisfied at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation of the foregoing restrictions. Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

OTHER INVESTMENT POLICIES

  The Fund does not intend to invest in the securities of other investment companies.

FIGURES ON TOTAL RETURN

  From time to time the Fund may advertise its total return. These calculations will assume reinvestment of all income dividends and capital gains distributions during the period.

COMPARISON OF PORTFOLIO PERFORMANCE

  From time to time the Fund may use various financial publications' rankings in certain advertisements for the purpose of assisting investors in deciding whether to invest the Fund.

PORTFOLIO TURNOVER

  Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the Adviser's view, to achieve the objective of the Fund to provide long-term growth of capital. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term United States government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term United States government obligations and short-term investments) owned by the Fund during the particular fiscal year. The Fund's rate of portfolio turnover during the fiscal year ended December 31, 1995 was 75.69% and during the fiscal year ended December 31, 1996 was 76.0%. The rate of portfolio turnover is not a limiting factor when the Adviser deems portfolio changes appropriate to achieve the Fund's stated objective.

                            MANAGEMENT OF THE FUND

  The following table sets forth the principal occupation or employment of the members of the Board of Directors and principal officers of the Fund.

                            POSITION HELD WITH        PRINCIPAL OCCUPATION
 NAME AND ADDRESS                THE FUND          DURING PAST FIVE (5) YEARS
 ----------------           ------------------     --------------------------
 William P. Stewart*..... President and          Director and Chairman of the
                          Director               Board of the Adviser. Mr.
                                                 Stewart was the founder of the
                                                 Adviser and continues to be a
                                                 portfolio manager. He is also
                                                 a director and controlling
                                                 person of the
                                                 Adviser.
 Robert L. Schwartz*..... Treasurer, Secretary   Director and Vice Chairman of
                          and                    the Adviser. Mr. Schwartz has
                          Director               been a portfolio manager with
                                                 the Adviser since 1981. He is
                                                 also currently a shareholder,
                                                 director and controlling per-
                                                 son of the
                                                 Adviser.
 Antoine Bernheim........ Director               Mr. Bernheim is President of
                                                 Dome Capital Management, Inc.
                                                 and President of The U.S. Off-
                                                 shore Funds Directory Inc.
 June Eichbaum........... Director               Ms. Eichbaum has since 1992
                                                 been a principal of Major, Ha-
                                                 gan & Africa (New York) Inc.
 William Talcott May..... Director               Mr. May has since 1988 held
                                                 various officerships and di-
                                                 rectorships in May family con-
                                                 trolled companies engaged in
                                                 the real estate brokerage and
                                                 residential property manage-
                                                 ment business.
 Stephen E. Memishian*... Vice President         Director and Chief Operating
                                                 Officer of the
                                                 Adviser since 1989.
 Kevin S. Aarons*........ Assistant Treasurer    Compliance and Administrative
                          and Assistant          Officer of the Adviser since
                          Secretary              1991 and Chief Financial Offi-
                                                 cer of the Adviser since Janu-
                                                 ary 1994.

--------
 * An "interested person" of the Fund as defined in the Act.

  The Fund makes no payments to any of its officers and employees for services and the Fund does not pay any retirement benefit to any person. However, each of the Fund's directors who is not an officer or employee of the Adviser is paid by the Fund a fee of $1,250 for each meeting of the Fund's Board of Directors and for each meeting of any committee of the Board of Directors that they attend (other than those attended by telephone conference call). Each director is reimbursed by the Fund for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Fund.

  No director of the Fund who is not an officer or employee of the Adviser attended (other than by telephone conference call) any meeting of the Fund's Board of Directors in 1996; accordingly, no such person received any compensation or reimbursement of expenses from the Fund for the year ended December 31, 1996.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  As described in the Fund's Prospectus, W.P. Stewart & Co., Inc. (the "Adviser") is the Fund's investment adviser pursuant to an agreement between the Adviser and the Fund (the "Investment Advisory Services Agreement") and, as such, manages the Fund's portfolio. The Adviser is a Delaware corporation which was incorporated in 1973. The Adviser is registered under the Investment Advisers Act of 1940 as an investment adviser and is registered under the Securities Exchange Act of 1934 as a broker-dealer. Its business office is located at 527 Madison Avenue, 21st Floor, New York, New York 10022-4212, its telephone number is (212) 750-8585 and its facsimile number is (212) 980-8039.

  The persons named below are affiliated with the Fund and are also affiliated persons of the Adviser. The capacity in which such persons are affiliated with the Fund and the Adviser is also indicated.

      NAME      OFFICE HELD WITH THE FUND          OFFICE HELD WITH THE ADVISER
      ----      -------------------------          ----------------------------
William P.
Stewart...  President and Director            Director and Chairman of the Board
Robert L.
Schwartz..  Secretary, Treasurer and Director Director and Vice Chairman
Stephen E.
Memishian.  Vice President                    Director and Chief Operating Officer
Kevin S.    Assistant Treasurer and           Chief Financial Officer and
Aarons....   Assistant Secretary               Compliance and Administrative Officer

  The Adviser receives quarterly advisory fees payable in arrears as of the first day of each calendar quarter at an annual rate equal to 1.5% of the net asset value of the Fund, as determined on the last day of the preceding calendar quarter (after giving effect to subscriptions and redemptions effective on such date). During the Fund's first fiscal year (February 28, 1994 through December 31, 1994), the Adviser earned total advisory fees of $26,067.51; for the fiscal year ended December 31, 1995, the Adviser earned total advisory fees of $121,866; and for the fiscal year ended December 31, 1996, the Adviser earned total advisory fees of $253,000. No fee was paid to the Adviser for the 10 month period ended December 31, 1994 due to the expense reimbursement; for the fiscal year ended December 31, 1995, the fees paid to the Adviser were reduced to $36,141 due to the expense reimbursement and for the fiscal year ended December 31, 1996, the fees paid to the Adviser were reduced to $210,000 due to the expense reimbursement.

  In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions made and positions held for the Fund's account, including brokerage commissions, custodial fees and administrative fees. Also included are the fees and expenses of any accountants or attorneys engaged on behalf of the Fund, the costs and expenses of holding any meetings of shareholders of the Fund and such other types of expenses as may be approved from time to time by the Board of Directors, other than those required to be borne by the Adviser. If any such expenses are incurred jointly for the Fund's account together with the Adviser's own account or the account of any other persons in addition to the Fund, the Adviser will allocate the total expense among the Fund and such other persons and will determine the portion reimbursable by the Fund in a fair and reasonable manner. Except for the foregoing, the Adviser pays all of its own operating and overhead costs and those of the Fund, including costs incurred by the Adviser to provide office space to the Fund or which it may incur in the course of providing bookkeeping and other services to the Fund, and costs and expenses arising in connection with the ongoing solicitation of subscriptions for Shares.

  The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its Shares.

  If the Fund's total expenses, excluding taxes, brokerage expenses, interest and certain extraordinary expenses, in any fiscal year exceed 2.5% of the Fund's average net asset value, it currently is the policy of the Adviser to reimburse the Fund for any such excess. Such reimbursement is not required by the Investment Advisory Services Agreement.

  Under the Investment Advisory Services Agreement, the Adviser is responsible for the management of the Fund's portfolio and constantly reviews its holdings in the light of its own research analyses and those of other relevant sources. Reports of portfolio transactions are given regularly to the directors of the Fund, who review the Fund's portfolio at meetings held at least four times a year.

  The Investment Advisory Services Agreement continues in effect from year to year so long as its continuance is specifically approved at least annually by the Directors or by a vote by the holders of a majority of the outstanding Shares. In addition, the terms of the Investment Advisory Services Agreement and the renewals thereof must be approved annually by the vote of a majority of the Independent Directors. The continuation of the Investment Advisory Services Agreement was most recently approved on February 20, 1997. The Investment Advisory Services Agreement will terminate automatically in the event of its assignment (as defined in the Act) and may be terminated without penalty on sixty days' written notice at the option of either the Fund or the Adviser or by a vote of the holders of a majority of the outstanding Shares.

POTENTIAL CONFLICTS OF INTEREST

  The Adviser manages and expects to continue to manage other investment and trading accounts with objectives similar in whole or in part to those of the Fund, including other collective investment vehicles which may be managed or sponsored by the Adviser and in which the Adviser may have an equity interest.

  The Investment Advisory Services Agreement requires that the Adviser act in a manner that it considers fair, reasonable and equitable in allocating investment opportunities to the Fund, but does not otherwise impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunities to the Fund or any restrictions on the nature or timing of investments for the account of the Fund and for the Adviser's own account or for other accounts which the Adviser may manage. The Adviser is not obligated to devote any specific amount of time to the affairs of the Fund and is not required to give exclusivity or priority to the Fund in the event of limited investment opportunities.

  When the Adviser determines that it would be appropriate for the Fund and one or more of its other investment accounts to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis. If the Adviser has determined to invest at the same time for more than one of the investment accounts, the Adviser may place combined orders for all such accounts simultaneously and if all such orders are not filled at the same price, it may average the prices paid. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, the Adviser may allocate the investments among the different accounts on a basis that it considers equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other investment accounts.

  The Adviser selects the brokers to be used for the Fund's transactions, and the Adviser is permitted to act as broker for the Fund. By reason of the brokerage fees the Adviser earns by acting as broker to the Fund, the Adviser has an incentive to select itself as broker for the Fund.

DUTY OF CARE

  The Articles of Incorporation of the Fund provide that no director or officer of the Fund shall have any liability to the Fund or its shareholders for damages in the absence of malfeasance, bad faith, gross negligence or recklessness or as otherwise required by the Maryland General Corporation Law. The Articles of Incorporation and By-Laws of the Fund contain provisions for the indemnification by the Fund of its directors and officers to the fullest extent permitted by law.

  The Investment Advisory Services Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for any loss or damage occasioned by any acts or omissions in the performance of its services as Adviser in the absence of misconduct, recklessness or gross negligence or as otherwise required by law.

                             CUSTODY OF PORTFOLIO

  The Fund's securities and other assets will normally be held in the custody of State Street Bank and Trust Company, which has its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 ("State Street"). State Street also maintains certain records for the Fund required by the Act and applicable federal and state tax laws, keeps books of account, renders reports and statements, including financial statements, and disburses funds in payment of the Fund's bills and obligations.

  State Street is reimbursed by the Fund for its disbursements, expenses and charges incurred in connection with the foregoing services and receives a fee from the Fund based on a fee schedule in effect from time to time (which is based on the net asset value of the Fund). The Fund's agreement with State Street provides for termination by either party on 30 days' written notice.

                          SHAREHOLDER SERVICING AGENT

  In addition to acting as custodian, State Street provides certain shareholder services to the Fund including disbursing dividends and distributions, disbursing redemption proceeds, processing subscription applications and serving as transfer agent and registrar.

                             INDEPENDENT AUDITORS

  Lopez Edwards Frank & Co., LLP, 1 Penn Plaza, New York, New York 10119-0141, serve as the independent auditors of the Fund. They audit the Fund's annual financial statements and render reports thereon, which are included in the Annual Report to Shareholders. In addition, the Fund's auditors will review certain filings of the Fund with the Securities and Exchange Commission and will prepare the Fund's federal and state corporation tax returns.

                       DISTRIBUTION OF THE FUND'S SHARES

  The Fund is offering its Shares directly and has no underwriter, except that the Adviser will act as placement agent where required by local law. The Adviser may recommend an investment in the Fund but receives no fee for doing so.

                        COMPUTATION OF NET ASSET VALUE

  For a discussion of how net asset value is determined see "Net Asset Value Calculation" in the Prospectus. The Fund computes its net asset value once daily on days the New York Stock Exchange, Inc. is open for trading. The Exchange is closed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              PURCHASE OF SHARES

  The methods of buying and selling Shares are described in the Fund's Prospectus. There are no sales charges.

  The Fund may accept securities in payment of Shares provided such securities:

  (a) meet the investment objectives and policies of the Fund;

  (b) are acquired by the Fund for investment and not for resale;

  (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and

  (d) have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

                                  REDEMPTIONS

  The Fund may require the redemption of a shareholder's Shares in full at net asset value (less a 0.5% redemption fee) if the Fund determines or has reason to believe that ownership of such Shares by such shareholder will cause the Fund to be in violation of, or require registration of any such Shares or subject the Fund to additional registration or regulation under, the securities laws of any relevant jurisdiction or the rules of any self-regulatory organization applicable to the Adviser. Any such mandatory redemption shall be effective as of the date designated by the Fund in a notice to the shareholder (which shall be not less than ten calendar days after delivery or mailing of the notice of mandatory redemption).

                                  TAX STATUS

  The Prospectus of the Fund contains detailed information about the Federal income tax status of the Fund and the Federal income tax consequences of ownership of Shares. Certain supplementary information is presented below.

  In order to qualify as a regulated investment company for a taxable year under the laws in effect as of the date of this Statement of Additional Information, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock or securities, gains from the sale or other disposition of stock or securities, foreign currency gains related to investments in stock or securities and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities and options, futures, forward contracts and foreign currencies held for less than three months (excluding gains from certain hedging transactions and from foreign currencies (and options, futures and forward contracts on foreign currencies) that are directly related to the Fund's principal business of investing in stocks or securities or options or futures thereon); and (c) diversify its holdings as described in the Prospectus under the caption "Investment Objectives, Methods and Policies--Other Investment Policies."

  Distributions of net investment income and net realized capital gains will be taxed in the manner as described in the Prospectus. Different tax treatment, including a penalty on pre-retirement distributions, is accorded accounts maintained as IRAs. Shareholders should consult their tax advisors for more information.

  Any loss realized by a shareholder on the redemption or other disposition of Shares which he has held for six months or less will be treated for United States Federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such Shares; any loss in excess of such distribution will be treated as short-term capital loss. Any loss realized on a sale or exchange of Shares will be disallowed to the extent that the Shares disposed of are replaced (including, for example, by receipt of dividends paid in Shares) within a 61-day period beginning 30 days before and ending 30 days after the date the Shares are disposed of. In such a case, a shareholder will adjust the basis of the Shares acquired to reflect the disallowed loss. Any corporate shareholder should consult its tax advisor regarding the possibility that its basis in its Shares may be reduced, by reason of "extraordinary dividends" received with respect to the Shares, for the purpose of computing its gain or loss on the Shares. Corporate shareholders which borrow to acquire or retain Shares may be denied a portion of the dividends-received deduction.

  Since, at the time of an investor's purchase of Shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such Shares may in reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his Shares is, as a result of the distributions, reduced below his cost for such Shares. Prior to purchasing Shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

  The Fund would be subject to a four percent non-deductible excise tax on certain amounts if they are not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

  In addition to Federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of Shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of Shares in their own states and localities. Non-United States shareholders, present in the United States for substantial periods of time during a taxable year, maintaining an office or "tax home" in the United States, or conducting business in the United States with which their Shares may be "effectively connected," should consult their tax advisors as to whether such presence or such activities may subject them to United States tax as a United States person or otherwise. Each shareholder who is not a United States person should also consult his tax advisor regarding the United States and foreign tax consequences of ownership of Shares of the Fund.

                             ERISA CONSIDERATIONS

  Persons who are fiduciaries with respect to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including a qualified retirement plan, Keogh plan or other arrangement ("ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund.

  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, the diversification of the portfolio, an examination of the risk and return factors, the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. As described in Department of Labor regulations, a fiduciary may need to take other factors into consideration if the ERISA Plan permits participants to direct the investment of their accounts and the Fund is offered as an investment alternative under the ERISA Plan. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

  The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Statement of Additional Information is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Shares.

                             BROKERAGE ALLOCATION

  The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions when not effected by the Adviser acting as broker. Portfolio securities transactions will normally be effected through brokers (including the Adviser) on securities exchanges or directly with the issuer or an underwriter or market maker for the securities. Purchases and sales of portfolio securities through brokers involve a commission to the broker. Purchases and sales of portfolio securities with dealers serving as market makers include the spread between the bid and the asked prices. In placing portfolio transactions, the Adviser will seek to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Adviser will conduct any brokerage services it performs for the Fund in compliance with the requirements of Section 17(e)(2) of the Act, and the Board of Directors of the Fund has adopted procedures designed to ensure such compliance.

  As broker, the Adviser will charge the Fund commissions not exceeding the rates charged to the Adviser's institutional customers for similar trades at the time of execution. During the Fund's first fiscal year (February 28, 1994 through December 31, 1994), the Fund paid to the Adviser $6,018 in commissions as broker on trades of portfolio securities. During the fiscal year ended December 31, 1995, the Fund paid the Adviser $29,207.40 in commissions and during the fiscal year ended December 31, 1996, the Fund paid the Adviser $53,260.30 in commissions. The increase in commissions in fiscal year 1996 over the commissions paid during fiscal year 1995 was due to the fact that the Fund's net assets increased significantly in fiscal year 1996 in large part due to new subscription payments which needed to be invested. The brokerage commissions paid to the Adviser during the Fund's first fiscal year and during fiscal years 1995 and 1996 constituted 100% of the brokerage commissions paid by the Fund during those periods; the Fund effected all of its trades during the periods through the Adviser as broker. The Adviser will conduct any brokerage services it performs for the Fund in accordance with all legal requirements.

  Any brokerage transactions not executed by the Adviser (which the Adviser believes will be on an exceptionable basis only) will be executed by other brokers and dealers selected by the Adviser on the basis of a variety of factors, including the following: the ability to effect prompt and reliable executions at favorable prices; the operational efficiency with which transactions are effected; the financial strength, integrity and stability of the broker; the quality, comprehensiveness and frequency of available research and related services considered to be of value; and the competitiveness of commission rates in comparison with other brokers satisfying the Adviser's other selection criteria. Research and related services furnished by brokers may include written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing or appraisal services, as well as discussion with research personnel, along with hardware, software, data bases and other news, technical and telecommunications services and equipment utilized in the investment management process. Subject to seeking best execution, the Adviser also may consider referrals of potential investors in the Fund as a factor in the selection of brokers. The Adviser is authorized to pay higher prices for the purchase of securities from or accept lower prices for the sale of securities to brokerage firms that provide it with such investment and research information or to pay higher commissions to such firms if the Adviser determines such prices or commissions are reasonable in relation to the overall services provided. Research and related services provided by broker-dealers used by the Fund may be utilized by the Adviser or its affiliates in connection with its investment services for other accounts and, likewise, research and related services provided by broker-dealers used for transactions of other accounts may be utilized by the Adviser in performing its services for the Fund. The Adviser will make appropriate allocations so that it bears the cost of any such services used for purposes other than for investment management, for example, for administration.

                             FINANCIAL STATEMENTS

  The Fund will furnish to its shareholders annual reports containing financial statements examined by the Fund's independent auditors as soon as practicable after the end of the fiscal year of the Fund. The Fund will also furnish quarterly reports reviewing the Fund's results for such quarter. The Fund will furnish, without charge, a copy of its latest Annual Report to Shareholders upon request.

  The financial statements and the Report of the Fund's Independent Accountants for the Fund's fiscal year ended December 31, 1996 is incorporated into this Statement of Additional Information from the Fund's Annual Report to Stockholders for the year ended December 31, 1996. The Fund's Annual Report to Shareholders can be obtained free of charge upon request in writing or by telephoning the Fund. Contact information for the Fund is on page 15 of this Statement of Additional Information (immediately below).

  When the Fund advertises its performance, the calculations are made in the same manner as in the Fund's financial statements included in the Fund's Annual Report to Shareholders.

  The financial statements and average annual total return calculation for the Fund's fiscal years ended December 31, 1995 and December 31, 1996 are included in the Annual Report to Shareholders for the year ended December 31, 1996 and have been incorporated herein by reference in reliance with respect to the Financial Statements, on the report of Lopez Edwards Frank & Co., LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.

                              CONTACT INFORMATION

  For further information regarding the Fund or to request copies of the Fund's Prospectus or Registration Statement free of charge, telephone or write to W.P. Stewart & Co., Inc., 527 Madison Avenue, New York, New York 10022,
Telephone: 212-750-8585, Facsimile: 212-308-0626.

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